Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below and, with respect to Registration Statements on Form S-3, in the related Prospectuses of our reports dated February 11, 2009, with respect to the consolidated financial statements of Coca-Cola Enterprises Inc. and the effectiveness of internal control over financial reporting of Coca-Cola Enterprises Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2008.

•	Registration Statement No. 33-53229 on Form S-8, dated April 22, 1994

•	Registration Statement No. 33-58697 on Form S-8, as amended, dated April 19, 1995

•	Registration Statement No. 33-65257 on Form S-8, dated December 21, 1995

•	Registration Statement No. 33-65261 on Form S-8, dated December 21, 1995

•	Registration Statement No. 33-65413 on Form S-8, dated December 27, 1995

•	Registration Statement No. 333-26173 on Form S-8, dated April 30, 1997

•	Registration Statement No. 333-26181 on Form S-8, dated April 30, 1997

•	Registration Statement No. 333-47353 on Form S-8, dated March 5, 1998

•	Registration Statement No. 333-51573 on Form S-8, dated May 1, 1998

•	Registration Statement No. 333-51575 on Form S-8, dated May 1, 1998

•	Registration Statement No. 333-61891 on Form S-3, dated August 18, 1998

•	Registration Statement No. 333-51559 on Form S-8, as amended, dated September 15, 1998

•	Registration Statement No. 333-63413 on Form S-8, dated September 15, 1998

•	Registration Statement No. 333-72713 on Form S-3, dated February 19, 1999

•	Registration Statement No. 333-77801 on Form S-8, dated May 5, 1999

•	Registration Statement No. 333-77805 on Form S-8, dated May 5, 1999

•	Registration Statement No. 333-77809 on Form S-8, dated May 5, 1999

•	Registration Statement No. 333-90217 on Form S-8, dated November 3, 1999

•	Registration Statement No. 333-90229 on Form S-8, dated November 3, 1999

•	Registration Statement No. 333-31516 on Form S-8, dated March 2, 2000

•	Registration Statement No. 333-55894 on Form S-8, dated February 20, 2001

•	Registration Statement No. 333-55896 on Form S-8, dated February 20, 2001

•	Registration Statement No. 333-55960, as amended, on Form S-8 dated March 5, 2001

•	Registration Statement No. 333-66696 on Form S-3 dated August 3, 2001

•	Registration Statement No. 333-97845 on Form S-8, dated August 8, 2002

•	Registration Statement No. 333-97803 on Form S-8, dated August 8, 2002

•	Registration Statement No. 333-100543 on Form S-3, as amended, dated August 6, 2003

•	Registration Statement No. 333-90219 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90221 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90223 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90225 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90245 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-118401 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118402 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118403 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118404 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118405 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-124631 on Form S-8, dated May 4, 2005

•	Registration Statement No. 333-134255 on Form S-8, dated May 18, 2006

•	Registration Statement No. 333-146029 on Form S-8, dated September 13, 2007

•	Registration Statement No. 333-144967 on Form S-3, Post-Effective Amendment No. 1, dated July 29, 2008

/s/ Ernst & Young LLP

Atlanta, Georgia

February 11, 2009